UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 23, 2006



                            KEEWATIN WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)


        Nevada                        333-126580                   Pending
(State or other jurisdiction         (Commission                (IRS Employer
   of incorporation)                 File Number)            Identification No.)


409 Granville Street, Suite 603, Vancouver, B.C., Canada            V6C 1T2
        (Address of principal executive offices)                 (Postal Code)


       Registrant's telephone number, including area code: (778) 835-7980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

Item 5.02(c)

Effective May 23, 2006, William Iny and Greg Yanke have been appointed as directors of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 14, 2006                  KEEWATIN WINDPOWER CORP.



                                       By: /s/ Chris Craddock
                                        --------------------------
                                        Chris Craddock, President